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                                  EXHIBIT 21.1

                  SUBSIDIARIES OF IASIS HEALTHCARE CORPORATION

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                                        NAME OF SUBSIDIARY                         STATE OR OTHER JURISDICTION OF
  (AS STATED IN ITS ORGANIZATIONAL DOCUMENT AND UNDER WHICH IT DOES BUSINESS)      INCORPORATION OR ORGANIZATION
  ---------------------------------------------------------------------------      -----------------------------
Arizona Diagnostic & Surgical Center, Inc.                                                   Delaware
Baptist Joint Venture Holdings, Inc.                                                         Delaware
Beaumont Hospital Holdings, Inc. d/b/a Mid-Jefferson Hospital                                Delaware
Beaumont Hospital Holdings, Inc. d/b/a Park Place Medical Center                             Delaware
Biltmore Surgery Center, Inc.                                                                Arizona
Biltmore Surgery Center Holdings, Inc.                                                       Delaware
Brookwood Diagnostic Center of Tampa, Inc.                                                   Delaware
Clinicare of Utah, Inc.                                                                      Delaware
Davis Hospital & Medical Center, Inc.                                                        Delaware
Davis Surgical Center Holdings, Inc.                                                         Delaware
First Choice Physicians Network Holdings, Inc.                                               Delaware
Health Choice Arizona, Inc.                                                                  Delaware
IASIS Finance, Inc.                                                                          Delaware
IASIS Healthcare Holdings, Inc.                                                              Delaware
IASIS Healthcare MSO Sub of Salt Lake City, LLC                                              Utah
IASIS Management Company                                                                     Delaware
Jordan Valley Hospital, Inc.                                                                 Delaware
MCS/AZ, Inc.                                                                                 Delaware
Memorial Hospital of Tampa, L.P.                                                             Delaware
Mesa General Hospital, L.P.                                                                  Delaware
Metro Ambulatory Surgery Center, Inc.                                                        Delaware
Oasis Staffing Services, Inc.                                                                Delaware
Odessa Regional Hospital, L.P.                                                               Delaware
Palms of Pasadena Homecare, Inc.                                                             Delaware
Palms of Pasadena Hospital, L.P.                                                             Delaware
Pioneer Valley Health Plan, Inc.                                                             Delaware
Pioneer Valley Hospital, Inc.                                                                Delaware
Rocky Mountain Medical Center, Inc.                                                          Delaware
Salt Lake Regional Medical Center, Inc.                                                      Delaware
Sandy City Holdings, Inc.                                                                    Delaware
Southridge Plaza Holdings, Inc.                                                              Delaware
Southwest General Hospital, L.P.                                                             Delaware
SSJ St. Petersburg Holdings, Inc.                                                            Delaware
St. Luke's Behavioral Hospital, L.P.                                                         Delaware
St. Luke's Medical Center, L.P.                                                              Delaware
Tampa Bay Staffing Solutions, Inc.                                                           Delaware
Tempe St. Luke's Hospital, L.P.                                                              Delaware
Town & Country Hospital, L.P.                                                                Delaware
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